AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT
          --------------------------------------------------------


     This Amendment No. 1 to Amended and Restated Credit Agreement ("Amendment No. 1") is dated as of July 2, 1998, and is by and among
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SUBURBAN LODGES OF AMERICA, INC., a Georgia corporation (the "Borrower"),
                                                              --------
the Guarantors set forth herein (together with the Borrower, collectively the "Loan Parties"), the Banks set forth herein, the Co-Agents set forth
     ------------
therein and PNC BANK, NATIONAL ASSOCIATION (formerly PNC Bank, Kentucky, Inc.), as agent for the Banks (the "Agent").
                                    -----

     WHEREAS, the Borrower, the Guarantors, the Banks, the Co-Agents and the Agent are parties to that certain Amended and Restated Credit Agreement dated as of December 15, 1997 (the "Credit Agreement");
                                    ----------------

     WHEREAS, capitalized terms used herein and not otherwise defined herein shall have the same meanings given to them in the Credit Agreement; and

     WHEREAS, the parties hereto wish to amend the Credit Agreement as set forth herein.

     NOW, THEREFORE, in consideration of the premises and mutual covenants set forth herein, the parties hereto, intending to be legally bound, agree as follows:

     1. Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of "Base Net Worth" in its entirety and inserting in lieu thereof the following:

        BASE NET WORTH shall mean the sum of $140,000,000 plus 80% of the proceeds received by any Loan Party from any offering or placement of any equity securities of the Borrower after the Closing Date, net of reasonable and customary expenses in connection with such offering or placement.

     2. The third sentence of Section 10.16 (Availability of Funds) of the Credit Agreement is hereby deleted in its entirety and the following is inserted in lieu thereof.

        If such corresponding amount is not in fact made available to the Agent by such Bank, the Agent shall be entitled to recover such amount on demand from such Bank (or, if such Bank fails to pay such amount forthwith upon such demand from the Borrower) together with interest thereon, in respect of each day during the period commencing on the date such amount was made available to the Borrower and ending on the date the Agent recovers such amount, at a rate per annum equal to the Federal Funds Effective Rate.

     The second sentence of Section 11.11 (Successors and Assigns) of the Credit Agreement is hereby amended by inserting the following immediately before the end of such sentence:

        provided, further, that PNC shall not reduce its Revolving
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     Credit Commitment so that its Revolving Credit Commitment is less than any other Bank unless PNC has first offered to assign to each other Bank the aggregate amount of the Revolving Credit Commitment that PNC intends to assign multiplied by such Bank's Ratable Share.

     4. Schedule 1.1(B) to the Credit Agreement (Commitment of Banks) is hereby deleted in its entirety and Schedule 1.1(B) attached hereto is inserted in lieu thereof.

     5. The Loan Parties hereby represent to the Agent and the Banks that: the representations and warranties of the Loan Parties contained in
Article 6 of the Credit Agreement remain true and accurate on and as of the date hereof (except for representations and warranties which relate solely to an earlier date or time, which representations and warranties were true and correct on and as of the specific dates or times referred to therein); the Loan Parties have performed and are in compliance with all covenants contained in Article 8 or elsewhere in the Credit Agreement; and no Event of Default or Potential Default has occurred and is continuing.

     6. The Loan Parties hereby agree to reimburse the Agent and the Banks on demand for all costs, expenses and disbursements relating to this Amendment No. 1 which are payable by the Loan Parties as provided in Sections 10.5 and 11.3 of the Credit Agreement.

     7. The Loan Parties and the Banks intend and agree that, except as provided herein, the Credit Agreement shall remain in full force and effect without modification.


     8. This Amendment No. 1 shall be governed by and construed and enforced in accordance with the internal laws of the Commonwealth of Kentucky without reference to its principles of conflicts of law.

                        [SIGNATURE PAGES FOLLOW]


          [SIGNATURE PAGE 1 OF 3 OF AMENDMENT NO. 1 TO AMENDED AND
                       RESTATED CREDIT AGREEMENT]


     IN WITNESS WHEREOF, the parties hereto by their officers thereunto duly authorized, have executed this Amendment No. 1 as of the date first above written.

                              SUBURBAN LODGES OF AMERICA, INC.


                              By: /s/ David Krischer
                              Title: President


                              SUBURBAN HOLDINGS, L.P.
                              By: Suburban Management, Inc., its sole
                              general partner


                              By: /s/ David Krischer
                              Title: CEO

                              SLA DEVELOPMENT, INC.


                              By:  /s/ David Krischer
                              Title: President


                              SUBURBAN MANAGEMENT, INC.


                              By: /s/ David Krischer
                              Title: CEO

                              SUBURBAN FRANCHISE SYSTEMS, INC.


                              By: /s/ David Krischer
                              Title: CEO


                              SUBURBAN CONSTRUCTION, INC.


                              By: /s/ David Krischer
                              Title: President

            [SIGNATURE PAGE 2 OF 3 OF AMENDMENT NO. 1 TO AMENDED AND
                            RESTATED CREDIT AGREEMENT]


                              SLA PROPERTIES, INC.


                              By:  /s/ Dan J. Berman
                              Title: President


                              LODGING ACQUISITION AND SUPPLY, INC.


                              By: /s/ David Krischer
                              Title: CEO



                              SUBURBAN REALTY CORP.


                              By: /s/ David Krischer
                              Title: President



                              SUBURBAN OF SHARONVILLE, INC.


                              By: /s/ David Krischer
                              Title: President

            [SIGNATURE PAGE 3 OF 3 OF AMENDMENT NO. 1 TO AMENDED AND
                           RESTATED CREDIT AGREEMENT]


                              PNC BANK, NATIONAL ASSOCIATION, as successor by merger to PNC Bank, Kentucky, Inc., individually and as Agent


                              By:  /s/ Don R. H [unreadable]
                              Title: Assistant Vice President


                              NATIONSBANK, N.A., individually and as Co-
                              Agent


                              By: /s/ [unreadable]
                              Title: Senior Vice President

                              AMSOUTH BANK OF ALABAMA, individually and as
                              Co-Agent


                              By: /s/ [unreadable]
                              Title: AVP


                              SUNTRUST BANK, ATLANTA, individually and as Co-Agent


                              By: /s/ Randall W. Havens
                              Title: First Vice President

                            SCHEDULE 1.1(B)


                          COMMITMENT OF BANKS
                          -------------------

           BANK                        REVOLVING CREDIT COMMITMENT AMOUNT
           ----                        ----------------------------------

PNC Bank, National Association                  25,000,000

NationsBank, N.A.                               20,000,000

AmSouth Bank of Alabama                         15,000,000

Suntrust Bank, Atlanta                          15,000,000
                                                ----------

                                                75,000,000
                                                ==========